                                                                    Exhibit 99.2

          Pro Forma Financial Information

     The accompanying Pro Forma Consolidated Income Statements for the nine months ended September 30, 1997 and 1996 and the years ended December 31, 1996, 1995 and 1994, and the Pro Forma Consolidated Balance Sheet as of September 30, 1997 are based on historical financial statements, adjusted to give effect to the intended disposal of Corporate Software & Technology and Modus Media International as though it had occurred at the beginning of the period presented. The pro forma financial information should be read in conjunction with the historical financial statements and related notes thereto. The pro forma financial information is not necessarily indicative of the results that would have been attained had the disposal occurred in the earlier period.


                R.R. DONNELLEY & SONS COMPANY AND SUBSIDIARIES
                          PRO FORMA INCOME STATEMENT
                   (Thousands of dollars, except share data)

                                                Nine months ended September 30, 1997
                                            ---------------------------------------------
                                                            Discontinued
                                            Consolidated     Operations       Pro Forma
                                            ------------    -------------    ------------
                                              current                        Presentation
                                            ------------                     ------------
Net sales                                    $4,537,584      $(1,089,544)     $3,448,040
Cost of sales                                 3,754,436         (968,865)      2,785,571
                                             ----------      -----------      ----------
Gross profit                                    783,148         (120,679)        662,469
Selling and administrative expenses             528,151         (151,944)        376,207
                                             ----------      -----------      ----------
Earnings from operations                        254,997           31,265         286,262
Other income (expense):
 Interest expense                               (67,262)               -         (67,262)
 Other income (expense), net                     28,039           (9,352)         18,687
                                             ----------      -----------      ----------
Earnings before income taxes                    215,774           21,913         237,687
Provision for income taxes                       76,600             (254)         76,346
                                             ----------      -----------      ----------
Income from continuing operations               139,174          (22,167)        161,341
Income from discontinued operations,
 net of income taxes                                  -          (22,167)        (22,167)
                                             ----------      -----------      ----------
Net income                                   $  139,174      $         -      $  139,174
                                             ==========      ===========      ==========

Per common share:
 Continuing operations                       $     0.95      $        15      $     1.10
 Discontinued operations                              -             (.15)           (.15)
                                             ----------      -----------      ----------
 Net income                                  $     0.95      $         -      $     0.95
                                             ==========      ===========      ==========

                R.R. DONNELLEY & SONS COMPANY AND SUBSIDIARIES
                          PRO FORMA INCOME STATEMENT
                   (Thousands of dollars, except share data)

                                                            Nine months ended September 30, 1996
                                                         -------------------------------------------
                                                                         Discontinued
                                                         Consolidated     Operations      Pro Forma
                                                         -------------------------------------------
Net sales                                                $4,697,316      $(1,068,839)     $3,628,477
Cost of sales                                             3,883,249         (953,996)      2,929,253
                                                         ----------      -----------      ----------
Gross profit                                                814,067         (114,843)        699,224
Selling and administrative expenses                         520,692         (131,593)        389,099
Restructuring charges                                       560,632         (118,924)        441,708
                                                         ----------      -----------      ----------
Loss from operations                                       (267,257)         135,674        (131,583)
Other income (expense):
 Interest expense                                           (71,614)               -         (71,614)
 Gain on stock offerings of subsidiaries                     44,158                -          44,158
 Other income (expense), net                                 30,757          (18,180)         12,577
                                                         ----------      -----------      ----------
Loss before income taxes                                   (263,956)         117,494        (146,462)
Provision for income taxes                                   (9,182)          35,492          26,310
                                                         ----------      -----------      ----------
Loss from continuing operations                            (254,774)          82,002        (172,772)
Loss from discontinued operations,
 net of income taxes                                              -          (82,002)        (82,002)
                                                         ----------      -----------      ----------
Net loss                                                 $ (254,774)     $         -      $ (254,774)
                                                         ==========      ===========      ==========

Per common share:
 Continuing operations                                   $    (1.66)     $      0.53      $    (1.13)
 Discontinued operations                                          -            (0.53)          (0.53)
                                                         ----------      -----------      ----------
 Net loss                                                $    (1.66)     $         -      $    (1.66)
                                                         ==========      ===========      ==========


                R. R. DONNELLEY & SONS COMPANY AND SUBSIDIARIES
                          PRO FORMA INCOME STATEMENT
                   (Thousands of dollars, except share data)


                                                      Year ended December 31, 1996
                                              --------------------------------------------
                                                               Discontinued
                                              Consolidated      Operations      Pro Forma
                                              ------------     ------------     ----------
Net sales                                      $6,559,554      $(1,526,369)     $5,033,185
Cost of sales                                   5,436,555       (1,374,297)      4,062,258
                                               ----------      -----------      ----------
Gross profit                                    1,122,999         (152,072)        970,927
Selling and administrative expenses               698,343         (180,076)        518,267
Restructuring charges                             560,632         (118,924)        441,708
                                               ----------      -----------      ----------
(Loss) earnings from operations                  (135,976)         146,928          10,952
Other income (expense):
 Interest expense                                 (95,482)               -         (95,482)
 Gain on stock offerings of subsidiaries           80,041                -          80,041
 Other income (expense), net                       40,940          (24,139)         16,801
                                               ----------      -----------      ----------
(Loss) earnings before income taxes              (110,477)         122,789          12,312
Provision for income taxes                         47,146           36,634          83,780
                                               ----------      -----------      ----------
Loss from continuing operations                  (157,623)          86,155         (71,468)
Loss from discontinued operations,
 net of income taxes                                    -          (86,155)        (86,155)
                                               ----------      -----------      ----------
Net loss                                       $ (157,623)     $         -      $ (157,623)
                                               ==========      ===========      ==========

Per common share
 Continuing operations                         $    (1.04)     $      0.57      $    (0.47)
 Discontinued operations                                -            (0.57)          (0.57)
                                               ----------      -----------      ----------
 Net loss                                      $    (1.04)     $         -      $    (1.04)
                                               ==========      ===========      ==========

                R.R. DONNELLEY & SONS COMPANY AND SUBSIDIARIES
                          PRO FORMA INCOME STATEMENT
                   (Thousands of dollars, except share data)

                                                                       Year ended  December 31, 1995
                                                               --------------------------------------------
                                                                               Discontinued
                                                               Consolidated     Operations        Pro Forma
                                                               ------------    ------------     -----------
Net Sales                                                        $6,413,213     $(1,363,616)     $5,049,597
Cost of sales                                                     5,203,821      (1,166,296)      4,037,525
                                                                 ----------     -----------      ----------
Gross profit                                                      1,209,392        (197,320)      1,012,072
Selling and administrative expenses                                 649,983        (152,581)        497,402
                                                                 ----------     -----------      ----------
Earnings from operations                                            559,409         (44,739)        514,670
Other income (expense):
  Interest expense                                                 (109,759)              -        (109,759)
  Other income (expense), net                                       (10,118)          4,247          (5,871)
                                                                 ----------     -----------      ----------
Earnings before income taxes                                        439,532         (40,492)        399,040
Provision for income taxes                                          140,739         (17,651)        123,088
                                                                 ----------     -----------      ----------
Income from continuing operations                                   298,793         (22,841)        275,952
Income from discontinued operations,
  net of income taxes                                                     -          22,841          22,841
                                                                 ----------     -----------      ----------
Net income                                                       $  298,793     $         -      $  298,793
                                                                 ==========     ===========      ==========

Per common share:
  Continuing operations                                          $     1.95     $      (.15)     $     1.80
  Discontinued operations                                                 -             .15            0.15
                                                                 ----------     -----------      ----------
  Net income                                                     $     1.95     $         -      $     1.95
                                                                 ==========     ===========      ==========

                R.R. DONNELLEY & SONS COMPANY AND SUBSIDIARIES
                          PRO FORMA INCOME STATEMENT
                   (Thousands of dollars, except share data)

                                                         Year ended December 31, 1994
                                                -------------------------------------------
                                                                 Discontinued
                                                Consolidated      Operations      Pro Forma
                                                ------------     ------------    ----------
Net sales                                       $4,839,085        $(626,025)     $4,213,060
Cost of sales                                    3,888,793         (517,221)      3,371,572
                                                ----------        ---------      ----------
Gross profit                                       950,292         (108,804)        841,488
Selling and administrative expenses                490,861          (76,898)        413,963
                                                ----------        ---------      ----------
Earnings from operations                           459,431          (31,906)        427,525
Other income (expense):
 Interest expense                                  (53,493)               -         (53,493)
 Other income (expense), net                       (10,934)            (220)        (11,154)
                                                ----------        ---------      ----------
Earnings before income taxes                       395,004          (32,126)        362,878
Provision for income taxes                         126,401          (12,850)        113,551
                                                ----------        ---------      ----------
Income from continuing operations                  268,603          (19,276)        249,327
Income from discontinued operations,
 net of income taxes                                     -           19,276          19,276
                                                ----------        ---------      ----------
Net income                                      $  268,603        $       -      $  268,603
                                                ==========        =========      ==========

Per common share:
 Continuing operations                          $     1.75        $    (.13)     $     1.62
 Discontinued operations                                 -              .13             .13
                                                ----------        ---------      ----------
 Net income                                     $     1.75        $       -      $     1.75
                                                ==========        =========      ==========

                                       5

                R.R. DONNELLEY & SONS COMPANY AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                            (Thousands of dollars)

                                                            As of September 30, 1997
                                                  -------------------------------------------
                                                                  Discontinued                       Loss on
                                                  Consolidated     Operations      Subtotal         Disposal(a)     Pro-forma
                                                  ------------    ------------    -----------      ------------    -----------
ASSETS
Cash and equivalents                              $    66,462      $ (18,839)     $    47,623       $              $    47,623
Receivables, net                                    1,145,852       (320,416)         825,436                          825,436
Inventories, net                                      299,571        (59,562)         240,009                          240,009
Prepaid expenses                                      117,653        (21,207)          96,446                           96,446
                                                  -----------      ---------      -----------       ---------      -----------
     Total current assets                           1,629,538       (420,024)       1,209,514                        1,209,514
Property, plant and equipment at cost               4,452,690       (232,482)       4,220,208                        4,220,208
Accumulated depreciation                           (2,485,486)       129,582       (2,355,904)                      (2,355,904)
                                                  -----------      ---------      -----------       ---------      -----------
     Net property, plant, and equipment             1,967,204       (102,900)       1,864,304                        1,864,304
Goodwill and other intangibles, net                   498,361        (93,296)         405,065                          405,065
Other noncurrent assets                               662,526        (48,666)         613,860                          613,860
Net assets of discontinued operations                       -        341,811          341,811        (100,000)         241,811
                                                  -----------      ---------      -----------       ---------      -----------
     Total assets                                 $ 4,757,629      $(323,075)     $ 4,434,554       $(100,000)     $ 4,334,554
                                                  ===========      =========      ===========       =========      ===========

LIABILITIES
Accounts payable                                  $   459,551      $(165,816)     $   293,735                      $   293,735
Accrued compensation                                  187,644        (22,897)         164,747                          164,747
Current and deferred income taxes                      81,884         (4,123)          77,761                           77,761
Other accrued liabilities                             342,729        (88,193)         254,536                          254,536
Short-term debt                                        33,296              -           33,296                           33,296
                                                  -----------      ---------      -----------       ---------      -----------
     Total current liabilities                      1,105,104       (281,029)         824,075                          824,075
Deferred income taxes                                 251,908          7,470          259,378         (40,000)         219,378
Long-term debt                                      1,330,919              -        1,330,919                        1,330,919
Other noncurrent liabilities                          411,013        (49,516)         361,497                          361,497
Shareholders' equity:
  Common stock                                        320,962              -          320,962                          320,962
  Retained earnings                                 1,523,941              -        1,523,941         (60,000)       1,463,941
  Unearned compensation                               (10,780)             -          (10,780)                         (10,780)
  Reacquired common stock                            (175,438)             -         (175,438)                        (175,438)
                                                  -----------      ---------      -----------       ---------      -----------
     Total shareholders' equity                     1,658,685              -        1,658,685         (60,000)       1,598,685
                                                  -----------      ---------      -----------       ---------      -----------
     Total liabilities and shareholders' equity   $ 4,757,629      $(323,075)     $ 4,434,554       $(100,000)     $ 4,334,554
                                                  ===========      =========      ===========       =========      ===========

(a) Adjustments reflect the fourth quarter charge to adjust the carrying value of the discontinued operations.

                                       6